Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Moody’s Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Hare, Senior Vice President – Corporate Planning and Risk of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ S / JEFFREY HARE
Senior Vice President – Corporate Planning and Risk (principal financial officer)

August 1, 2018